EXHIBIT 10.17

EQUIFAX INC.  2008 OMNIBUS INCENTIVE PLAN

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT

[Director]

Number of Shares Subject to Award:  [Number of Shares] Shares

Date of Grant:  [Grant Date]

Pursuant to the Equifax Inc. 2008 Omnibus Incentive Plan (the “Plan”), Equifax Inc., a Georgia corporation (the “Company”), hereby grants to the above-referenced non-employee member of the Board of Directors of the Company (the “Director”) on the Date of Grant set forth above, an award of Restricted Stock Units (the “Award”) entitling Director to receive such number of shares of Company common stock (the “Shares”) as is set forth above on the terms and conditions set forth in this agreement (this “Agreement”) and the Plan.  Capitalized terms used in this Agreement and not defined herein shall have the meanings set forth in the Plan.

In consideration of the mutual promises set forth below, the parties hereto agree as follows:

1.   Grant of Units.  Subject to the terms and conditions of this Agreement and the Plan, effective as of the Grant Date set forth above, the Company hereby grants to the Director [Number of Shares] restricted stock units (the “Shares”) under the Plan.

2.   Vesting.  Subject to Section 3 below, the Shares shall vest on the first anniversary of the Grant Date set forth above (the “Vesting Date”).  Prior to the Vesting Date, the Shares shall be nontransferable and, except as otherwise provided herein, shall be forfeited upon the Director’s termination of service as a director of the Company.  The Committee which administers the Plan reserves the right, in its sole discretion, to waive or reduce the vesting requirements.

3.   Termination of Service as a Director.

(a)   Termination by Death or for Disability.  In the event Director dies or incurs a Disability while actively serving as a director of the Company, all outstanding unvested Shares granted to Director shall immediately become fully vested and nonforfeitable.  The Company shall transfer the Shares issuable as a result of such vesting in accordance with Section 4 below.

(b)  Termination by Retirement.  If Director’s service as a director with the Company is terminated by his or her Retirement, all outstanding unvested Shares shall immediately become fully vested and nonforfeitable.  The Company shall transfer the Shares issuable as a result of such vesting in accordance with Section 4 below.

(c)  Other Termination.  If Director ceases to serve as director other than due to death, Disability or Retirement, all outstanding unvested Shares shall immediately expire, and Director’s right to any such Shares shall terminate immediately upon the date the Director ceases to serve as a director.

(d)  Change of Control.  In the event a Change of Control occurs while the Director is serving as a director of the Company, all of the Shares awarded pursuant to this Agreement shall become fully vested and nonforfeitable as of the date on which the Change of Control occurs.  The Company shall transfer the Shares issuable as a result of such vesting in accordance with Section 4 below.

4.   Transfer of Vested Shares.  Stock certificates (or appropriate evidence of ownership) representing the unrestricted Shares will be delivered to Director (or to a party designated by the Director) as soon as practicable after (but no later than 90 days after) the Vesting Date or event set forth in Section 3; provided, however, if Director has properly elected to defer delivery of the Shares pursuant to a plan or program of the Company, the Shares shall be issued and delivered as provided in such plan or program.

1

5.   Dividends.  Directors granted the Award shall not be entitled to receive any cash dividends, stock dividends or other distributions paid with respect to the Shares, except in circumstances where the distribution is covered by Section 14 below.

6.   Non-Transferability of Award.  Subject to any valid deferral election, until the Shares have been issued under this Award, the Shares issuable hereunder and the rights and privileges conferred hereby may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by operation of law or otherwise (except as permitted by the Plan).  Any attempt to do so contrary to the provisions hereof shall be null and void.

7.   Conditions to Issuance of Shares.  The Shares deliverable to Director hereunder may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company.  The Company shall not be required to issue any certificate or certificates for Shares prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Committee shall, in its discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the grant of the Shares as the Committee may establish from time to time for reasons of administrative convenience.

8.   No Rights as Shareholder.  Except as provided in Section 5, Director shall not have voting or any other rights as a shareholder of the Company with respect to the Shares.  Upon settlement of the restricted stock units into Shares, Director will obtain full voting and other rights as a shareholder of the Company with respect to such Shares.

9.   Administration.  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Director, the Company, and all other interested persons.  No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

10.   Withholding Taxes.  The Company will not withhold any federal, state or local income taxes in connection with the Shares.  The Director will be solely responsible for any tax liability associated with the award of the Shares.

11.   Amendment.  This Agreement may be amended only by a writing executed by the Company and the Director which specifically states that it is amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended solely by the Committee by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to the Director, and provided that no such amendment adversely affecting the rights of the Director, hereunder may be made without the Director’s written consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Director, the provisions of the Shares or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to Shares which are then subject to restrictions as provided herein.

12.   Severability.  If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.   Construction.  The Shares are being issued pursuant to Section 11 of the Plan and are subject to the terms of the Plan.  To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.

2

14.   Adjustments to Shares.   In the event of  a change in corporate capitalization as described in Section 18 of the Plan, the Committee shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to this Award.  The Committee’s adjustment shall be effective and final, binding and conclusive for all purposes of this Agreement.

15.   Addresses for Notices.  Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company as follows:  Corporate Secretary, Equifax Inc., 1550 Peachtree St., N.W., Atlanta, GA 30309, or at such other address as the Company may hereafter designate in writing.  Any notice to be given to the Director shall be addressed to the Director at the address set forth in the Company’s records from time to time, or at such other address for the Director maintained on the books and records of the Company.

16.   Securities and Tax Representations.  The Director acknowledges receipt of the prospectus under the Registration Statement on Form S-8 with respect to the Plan filed by the Company with the Securities and Exchange Commission.  Director represents and agrees that he or she will comply with all applicable laws and Company policies relating to the Plan, this Agreement and any disposition of Shares.  Director represents and warrants the he or she understands the Federal, state and local income tax consequences associated with the receipt and vesting of this Award and with respect to the deferral of any Shares otherwise issuable hereunder.

17.   Consent for Accumulation and Transfer of Data.  Director consents to the accumulation and transfer of data concerning him or her and the Award to and from the Company and UBS, or such other agent as may administer the Plan on behalf of the Company from time to time.  In addition, Director understands that the Company holds certain personal information about Director, including but not limited to his or her name, home address, telephone number, date of birth, social security number, nationality, and details of all options awarded, vested, unvested, or expired (the “personal data”).  Certain personal data may also constitute “sensitive personal data” within the meaning of applicable local law.  Such data include but are not limited to information provided above and any changes thereto and other appropriate personal and financial data about Director.  Director hereby provides explicit consent to the Company to process any such personal data and sensitive personal data.  Director also hereby provides explicit consent to the Company to transfer any such personal data and sensitive personal data outside the country in which Director is employed, and to the United States.  The legal persons for whom such personal data are intended are the Company, UBS, and any company providing services to the Company in connection with compensation planning purposes or the administration of the Plan.

18.   General.  Neither the Plan nor this Agreement confers upon the Director the right to continue to serve as a director of the Company.  This Agreement and the Plan contain the entire agreement between the Company and the Director relating to the Award and the Shares and supersede all prior agreements or understandings relating thereto.  This Agreement may only be modified, amended or cancelled as provided in the Plan.  This Agreement will be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflict of law provisions.  By accepting this Award, the Director agrees that this Award is governed by this Agreement and by the terms and conditions contained in the Plan, as amended from time to time and incorporated into this Agreement by reference.  A copy of the Plan and the Plan prospectus is available upon written or telephonic request from the Corporate Secretary.  This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled by law to the Director’s rights hereunder.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the Date of Grant first above written.

DIRECTOR	EQUIFAX INC.

By:
(Signature)	Richard F. Smith
Chairman & CEO

Date:

This document constitutes part of a prospectus COVERING securities that have been registered under the

SECURITIES ACT OF 1933.

#132194 (5/19/08)

3

EQUIFAX INC.  2008 OMNIBUS INCENTIVE PLAN

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT

[Director]

Number of Shares Subject to Award:  [Number of Shares] Shares

Date of Grant:  [Grant Date]

Pursuant to the Equifax Inc. 2008 Omnibus Incentive Plan (the “Plan”), Equifax Inc., a Georgia corporation (the “Company”), hereby grants to the above-referenced non-employee member of the Board of Directors of the Company (the “Director”) on the Date of Grant set forth above, an award of Restricted Stock Units (the “Award”) entitling Director to receive such number of shares of Company common stock (the “Shares”) as is set forth above on the terms and conditions set forth in this agreement (this “Agreement”) and the Plan.  Capitalized terms used in this Agreement and not defined herein shall have the meanings set forth in the Plan.

In consideration of the mutual promises set forth below, the parties hereto agree as follows:

1.    Grant of Units.  Subject to the terms and conditions of this Agreement and the Plan, effective as of the Grant Date set forth above, the Company hereby grants to the Director [Number of Shares] restricted stock units (the “Shares”) under the Plan.

2.    Vesting.  Subject to Section 3 below, the Shares shall vest on the third anniversary of the Grant Date set forth above (the “Vesting Date”).  Prior to the Vesting Date, the Shares shall be nontransferable and, except as otherwise provided herein, shall be forfeited upon the Director’s termination of service as a director of the Company.  The Committee which administers the Plan reserves the right, in its sole discretion, to waive or reduce the vesting requirements.

3.    Termination of Service as a Director.

(a)   Termination by Death or for Disability.  In the event Director dies or incurs a Disability while actively serving as a director of the Company, all outstanding unvested Shares granted to Director shall immediately become fully vested and nonforfeitable.  The Company shall transfer the Shares issuable as a result of such vesting in accordance with Section 4 below.

(b)   Termination by Retirement.  If Director’s service as a director with the Company is terminated by his or her Retirement, all outstanding unvested Shares shall immediately become fully vested and nonforfeitable.  The Company shall transfer the Shares issuable as a result of such vesting in accordance with Section 4 below.

(c)   Other Termination.  If Director ceases to serve as director other than due to death, Disability or Retirement, all outstanding unvested Shares shall immediately expire, and Director’s right to any such Shares shall terminate immediately upon the date the Director ceases to serve as a director.

(d)   Change of Control.  In the event a Change of Control occurs while the Director is serving as a director of the Company, all of the Shares awarded pursuant to this Agreement shall become fully vested and nonforfeitable as of the date on which the Change of Control occurs.  The Company shall transfer the Shares issuable as a result of such vesting in accordance with Section 4 below.

4.   Transfer of Vested Shares.  Stock certificates (or appropriate evidence of ownership) representing the unrestricted Shares will be delivered to Director (or to a party designated by the Director) as soon as practicable after (but no later than 90 days after) the Vesting Date or event set forth in Section 3; provided, however, if Director has properly elected to defer delivery of the Shares pursuant to a plan or program of the Company, the Shares shall be issued and delivered as provided in such plan or program.

5.   Dividends.  Directors granted the Award shall not be entitled to receive any cash dividends, stock dividends or other distributions paid with respect to the Shares, except in circumstances where the distribution is covered by Section 14 below.

6.   Non-Transferability of Award.  Subject to any valid deferral election, until the Shares have been issued under this Award, the Shares issuable hereunder and the rights and privileges conferred hereby may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by operation of law or otherwise (except as permitted by the Plan).  Any attempt to do so contrary to the provisions hereof shall be null and void.

7.   Conditions to Issuance of Shares.  The Shares deliverable to Director hereunder may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company.  The Company shall not be required to issue any certificate or certificates for Shares prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Committee shall, in its discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the grant of the Shares as the Committee may establish from time to time for reasons of administrative convenience.

8.   No Rights as Shareholder.  Except as provided in Section 5, Director shall not have voting or any other rights as a shareholder of the Company with respect to the Shares.  Upon settlement of the restricted stock units into Shares, Director will obtain full voting and other rights as a shareholder of the Company with respect to such Shares.

9.   Administration.  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Director, the Company, and all other interested persons.  No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

10.   Withholding Taxes.  The Company will not withhold any federal, state or local income taxes in connection with the Shares.  The Director will be solely responsible for any tax liability associated with the award of the Shares.

11.   Amendment.  This Agreement may be amended only by a writing executed by the Company and the Director which specifically states that it is amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended solely by the Committee by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to the Director, and provided that no such amendment adversely affecting the rights of the Director, hereunder may be made without the Director’s written consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Director, the provisions of the Shares or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to Shares which are then subject to restrictions as provided herein.

12.   Severability.  If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.   Construction.  The Shares are being issued pursuant to Section 11 of the Plan and are subject to the terms of the Plan.  To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.

14.   Adjustments to Shares.   In the event of  a change in corporate capitalization as described in Section 18 of the Plan, the Committee shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to this Award.  The Committee’s adjustment shall be effective and final, binding and conclusive for all purposes of this Agreement.

15.   Addresses for Notices.  Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company as follows:  Corporate Secretary, Equifax Inc., 1550 Peachtree St., N.W., Atlanta, GA 30309, or at such other address as the Company may hereafter designate in writing.  Any notice to be given to the Director shall be addressed to the Director at the address set forth in the Company’s records from time to time, or at such other address for the Director maintained on the books and records of the Company.

16.   Securities and Tax Representations.  The Director acknowledges receipt of the prospectus under the Registration Statement on Form S-8 with respect to the Plan filed by the Company with the Securities and Exchange Commission.  Director represents and agrees that he or she will comply with all applicable laws and Company policies relating to the Plan, this Agreement and any disposition of Shares.  Director represents and warrants the he or she understands the Federal, state and local income tax consequences associated with the receipt and vesting of this Award and with respect to the deferral of any Shares otherwise issuable hereunder.

17.   Consent for Accumulation and Transfer of Data.  Director consents to the accumulation and transfer of data concerning him or her and the Award to and from the Company and UBS, or such other agent as may administer the Plan on behalf of the Company from time to time.  In addition, Director understands that the Company holds certain personal information about Director, including but not limited to his or her name, home address, telephone number, date of birth, social security number, nationality, and details of all options awarded, vested, unvested, or expired (the “personal data”).  Certain personal data may also constitute “sensitive personal data” within the meaning of applicable local law.  Such data include but are not limited to information provided above and any changes thereto and other appropriate personal and financial data about Director.  Director hereby provides explicit consent to the Company to process any such personal data and sensitive personal data.  Director also hereby provides explicit consent to the Company to transfer any such personal data and sensitive personal data outside the country in which Director is employed, and to the United States.  The legal persons for whom such personal data are intended are the Company, UBS, and any company providing services to the Company in connection with compensation planning purposes or the administration of the Plan.

18.   General.  Neither the Plan nor this Agreement confers upon the Director the right to continue to serve as a director of the Company.  This Agreement and the Plan contain the entire agreement between the Company and the Director relating to the Award and the Shares and supersede all prior agreements or understandings relating thereto.  This Agreement may only be modified, amended or cancelled as provided in the Plan.  This Agreement will be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflict of law provisions.  By accepting this Award, the Director agrees that this Award is governed by this Agreement and by the terms and conditions contained in the Plan, as amended from time to time and incorporated into this Agreement by reference.  A copy of the Plan and the Plan prospectus is available upon written or telephonic request from the Corporate Secretary.  This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled by law to the Director’s rights hereunder.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the Date of Grant first above written.

DIRECTOR	EQUIFAX INC.

By:
(Signature)	Richard F. Smith
Chairman & CEO

Date:

This document constitutes part of a prospectus COVERING securities that have been registered under the

SECURITIES ACT OF 1933.

#132194 (5/19/08)